UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 17, 2016

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant's telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of 2013 Equity Incentive Plan

On May 17, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Jamba, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment and restatement of the Company’s 2013 Equity Incentive Plan (the “2013 Plan”).

Additional details of the 2013 Plan are included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2016, under the heading “Proposal No. 3 – To Approve Amendment and Restatement of the 2013 Equity Incentive Plan.” The above description of the 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Plan, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 17, 2016.

At the Annual Meeting, the matters on which the stockholders voted, in person or by proxy, were:

(i)	to elect seven nominees as directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified;

(ii)	to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2017;

(iii)	to approve the amendment and restatement of the Jamba Inc. 2013 Equity Incentive Plan, including the approval of the performance measures for the purposes of Section 162(m) of the Internal Revenue Code;

(iv)	to vote on a non-binding advisory resolution to approve executive compensation; and

(v)	to hold a non-binding advisory vote regarding the frequency of future advisory votes on executive compensation.

The seven nominees were elected, the appointment of the independent registered public accounting firm was ratified, the amendment and restatement of the 2013 Plan was approved, and the non-binding advisory resolution to approve executive compensation was also approved. The majority of shareholders voted for a one-year frequency of future advisory votes on executive compensation. The results of the voting were as follows:

Proposal 1 - Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes

David A. Pace	9,208,578	515,367	4,852	3,061,997

Richard L. Federico	9,197,891	508,403	22,503	3,061,997

Andrew R. Heyer	9,179,314	544,471	5,012	3,061,997

Michael A. Depatie	9,200,449	515,895	12,453	3,061,997

Lorna C. Donatone	9,653,750	60,075	14,972	3,061,997

James C. Pappas	9,176,016	547,938	4,843	3,061,997

Glenn W. Welling	9,147,250	576,684	4,863	3,061,997

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes

12,738,682	31,309	20,803	–

Proposal 3 – Approval of Amendment and Restatement of 2013 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,352,972	1,326,120	49,705	3,061,997

Proposal 4 – Non-Binding Advisory Resolution to Approve Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,789,921	762,937	175,939	3,061,997

Proposal 5 – Non-Binding Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation:

Every Three (3) Years	Every Two (2) Years	Every Year	Abstentions	Broker Non-Votes

94,863	38,991	9,590,151	4,772	–

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Jamba, Inc. 2013 Equity Incentive Plan (As Amended and Restated May 17, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: May 20, 2016	By:	/s/ Karen L. Luey
Karen L. Luey, Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary